                                                                Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            FT LAUDERDALE DIVISION

IN RE:          |       CASE NUMBER:  98-20169-BKC-RBR
                |
                |       JUDGE:    Raymond B. Ray
        DEBTOR. |       CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
                    FROM January 12, 1998 TO January 31, 1998

        Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                           Paul J. Battista, Esq.
                                           Attorney for Debtor



   Debtor's Address and Phone Number       Attorney's Address and Phone Number:
   2Connect Express, Inc                   Kelley, Drye & Warren, LLP
   1700 NW 65th Avenue                     201 S. Biscayne Blvd.
   Suite 4                                 2400 Miami Center
   Plantation, FL 33313                    Miami, FL 33131
   (954) 797-7960                          (305) 372-2400






                                    1 of 25

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
     FOR THE PERIOD BEGINNING January 12, 1998 AND ENDING January 31, 1998

Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998

                                                                             CUMULATIVE
                                                          CURRENT MONTH   PETITION TO DATE
                                                          -------------   ----------------
1. Cash at Beginning of Period                             106,714.48       106,714.48
                                                          -----------     ------------

2. Receipts:
    A. Cash and Credit Card Sales                          170,240.87       170,240.87
                                                          -----------     ------------
       Less: Cash and Credit Card Refund                      (172.99)         (172.99)
                                                          -----------     ------------
       Net Cash and Credit Card Sales                      170,067.88       170,067.88
                                                          -----------     ------------

    B. Collection in Post-petition A/R                         274.67           274.67
                                                          -----------     ------------
    C. Collection on Pre-petition A/R                       52,232.31        52,232.31
                                                          -----------     ------------
    D. Other Receipts (Schedule 2A)                          5,449.96         5,449.96
                                                          -----------     ------------
    E. Deposits From Account Sweeps                        509,271.62       509,271.62
                                                          -----------     ------------
    F. Less Disbursement Sweeps                           (508,429.03      (508,429.03)
                                                          -----------     ------------


3. Total Receipts                                          228,867.41       228,867.41
                                                          -----------     ------------
4. Total Cash Available for Operations(1+3)                335,581.89       335,581.89
                                                          -----------     ------------

5. Disbursements:
    A. U.S. Trustee Quarterly Fees                                 --            --
                                                          -----------     ------------
    B. Net Payroll                                          29,588.13        29,588.13
                                                          -----------     ------------
    C. Payroll Taxes Paid                                    8,095.33         8,095.33
                                                          -----------     ------------
    D. Sales and Use Taxes                                         --            --
                                                          -----------     ------------
    E. Other Taxes                                                 --            --
                                                          -----------     ------------
    F. Rent                                                 17,124.61        17,124.61
                                                          -----------     ------------
    G. Other Leases (attachment 3)                                 --            --
                                                          -----------     ------------
    H. Telephone                                                   --            --
                                                          -----------     ------------
    I  Utilities                                               167.27           167.27
                                                          -----------     ------------
    J. Travel and Entertainment                              5,319.18         5,319.18
                                                          -----------     ------------
    K. Vehicle Expenses                                            --            --
                                                          -----------     ------------
    L. Office Supplies                                         206.70           206.70
                                                          -----------     ------------
    M. Advertising                                             350.00           350.00
                                                          -----------     ------------
    N. Insurance (attachment 7)                                    --            --
                                                          -----------     ------------
    O. Purchases of Fixed Assets                                   --            --
                                                          -----------     ------------
    P. Purchases of Inventory                               20,261.00        20,261.00
                                                          -----------     ------------
    Q. Manufacturing Supplies                                      --            --
                                                          -----------     ------------
    R. Repairs and Maintenance                                     --            --
                                                          -----------     ------------
    S. Payments to Secured Creditors                               --            --
                                                          -----------     ------------
    T. Other Operating Expenses(Schedule 2B)                45,125.86        45,125.86
                                                          -----------     ------------

6. Total Cash Disbursements                                126,238.08       126,238.08
                                                          -----------     ------------
7. Ending Cash Balance (4-6)                               209,343.81       209,343.81
                                                          -----------     ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of February, 1998.  Signed:__________________________________

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                              JANUARY 12-31, 1998
                             OTHER RECEIPTS DETAIL


ACCOUNT    DATE  CHECK#    PAYEE                  PURPOSE              WITHDRAWAL  DEPOSIT
-------    ----  --------  -----                  -------              ----------  -------
PP OP    1/21/98 Deposit   First Union Interest     Other Receipts                  572.78
DIP OP   1/26/98 Deposit   Equipment Sales (Note A) Other Receipts                  978.22
DIP OP   1/26/98 Deposit   Vendor Refund            Other Receipts                  550.00
DIP OP   1/26/98 Deposit   First Union Interest     Other Receipts                   61.99
DIP OP   1/27/98 Deposit   Equipment Sales (Note A) Other Receipts                  150.00
DIP OP   1/27/98 Deposit   First Union Interest     Other Receipts                   21.25
DIP OP   1/28/98 Deposit   First Union Interest     Other Receipts                   21.25
DIP OP   1/29/98 Deposit   Equipment Sales (Note A) Other Receipts                1,650.00
DIP OP   1/29/98 Deposit   Cobra Payments           Other Receipts                  312.09
DIP OP   1/29/98 Deposit   First Union Interest     Other Receipts                   20.63
DIP OP   1/30/98 Deposit   Equipment Sales (Note A) Other Receipts                1,085.00
DIP OP   1/30/98 Deposit   First Union Interest     Other Receipts                   26.75
                                                  OTHER RECEIPTS TOTAL    --      5,449.96


Note A - Miscellaneous recoveries of closed office equipment sold to customers in lieu of disposal or storage.

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                              JANUARY 12-31, 1998
                             OTHER EXPENSES DETAIL

ACCOUNT  DATE    CHECK #   PAYEE                 PURPOSE                        WITHDRAWAL       DEPOSIT
-------  ----    -------   -----                 -------                        ----------       -------
OP       1/13/98 Debit     AA Service Charge     Bank Charges                    1,165.01
DIP OP   1/26/98 012304    3001APPLET            Refund                            360.38
DIP OP   1/26/98 012305    3001BRAUNS            Refund                            180.19
DIP OP   1/26/98 012306    3001CONNAL            Refund                            519.38
DIP OP   1/26/98 012307    3001GAGNON            Refund                            158.99
DIP OP   1/26/98 012308    3001KHANMO            Refund                            105.99
DIP OP   1/26/98 012309    3001MANDAR            Refund                            211.99
DIP OP   1/26/98 012310    3001ROMANO            Refund                             74.19
DIP OP   1/26/98 012311    3001SILBIG            Refund                             11.66
DIP OP   1/26/98 012312    3002SANCHE            Refund                             63.89
DIP OP   1/26/98 012313    3004MARTIN            Refund                            296.78
DIP OP   1/26/98 012314    3007DINGAT            Refund                            137.79
DIP OP   1/26/98 012315    3008PETINA            Refund                            189.74
DIP OP   1/29/98 012334    2002LUGOLU            Refund                            234.29
DIP OP   1/29/98 012338    2007DINGAT            Refund                            137.79
DIP OP   1/29/98 012339    2009NICHOL            Refund                            211.99
OP       1/13/98 Debit     Leon Katz             Bank Correction  (Note A)      34,376.00
DIP OP   1/20/98 012290    Cash                  Market Research  (Note B)       1,400.00
DIP OP   1/21/98 012291    Roy Fuller            Cellualr Install                   80.00
OP       1/22/98 Debit     Telecheck             Credit Card Fees                2,680.02
DIP PAY  1/23/98 Debit     ADP                   Payroll Fees                       84.43
DIP OP   1/26/98 012316    BellSouth Mobility    Sales Promotion                   171.20
DIP OP   1/26/98 012317    PrimeCo               Sales Promotion                   282.50
DIP OP   1/26/98 012318    PR Newswire           Press Releases                     70.00
DIP OP   1/29/98 012349    PR Newswire           Press Releases                     70.00
DIP OP   1/29/98 012350    Vision Computers      Software                          340.00
DIP OP   1/29/98 012351    Washington Inventory  Inventory Count                 1,500.00
DIP OP   1/29/98 012355    City of Coral Springs Licenses                           11.66
                                                 OTHER EXPENSES TOTAL           45,125.86            -


Note A - Bank Correction of double pre-petition credit of a deposit from 1-09-98.

Note B - Cash used for a market research project whereby participants were given $50 for their assistance.

                                  ATTACHMENT #1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:  2CONNECT EXPRESS, INC.    Case Number: 98-20169-BKC-RBR

Reporting period beginning January 12, 1998, and ending January 31, 1998.


Accounts Receivable at Petition Date:      $    375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

  Beginning of Month Balance:              $    375,266.67
  Plus: Current Month New Billings:              65,258.84
  Less: Collections During Month:               (51,940.98)
  Less: Collections in transit at 1-12-98       (18,288.75)
                                           ---------------
  End of Month Balance:                    $    370,295.78
                                           ===============

Aging: (show the total amount for each age group of accounts incurred since filing the petition)

         0-30 days   31-60 days    61-90 days  (less than)90 days     Total
         ---------   ----------    ----------  ------------------     -----

     SEE ATTACHED DETAIL

      Attachment #1

2CONNECT EXPRESS, INC.
TRADE RECEIVABLES
AS OF 01/31/98

                                              TOTAL       1 TO 30      31 TO 60   61 TO 90   OVER 90
                                              -----       -------      --------   --------   -------
A/R - Commission
      Bell South Local-Commission            4,661.60         940.90    1,910.40  1,425.30      385.00
      Bell South Mobility-Commission       115,060.00      45,280.00   69,780.00
      Nextel-Commission                      1,950.00       1,950.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                          121,671.60      48,170.90   71,690.40  1,425.30      385.00
                                          -----------      ---------   ---------  --------    --------
A/R - In-House
      Bell South Mobility                      358.00                               358.00
      BFI Waste Management                     845.80                     845.80
      Data Base Tech                          (142.75)                                         (142.75)
      Florida Gaming International             101.18                                           101.18
      Ian Gardner I.T.I                        128.07                                           128.07
      Channel 4 (WFOR)                       1,297.18                               351.29      945.89
      School Board of Dade County           10,859.82       2,792.57    1,312.96  1,585.56    5,168.73
      GMAC Mortgage                            440.96                               440.96
      Catalina Lighting, Hersh Robert          226.30         226.30
      Jaguar Security Corporation              385.00                                           385.00
      Medical Research Industries               63.59                                            63.59
      Edward Shane                             720.00                                           720.00
      Stern, Agee, & Leach                  15,000.00                  15,000.00
      Walt Disney                            1,381.17                   1,381.17
      Year Import                              180.00                                           180.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                           31,844.32       3,018.87   18,539.93  2,735.81    7,549.71
                                          -----------      ---------   ---------  --------    --------

A/R- Trade Ins
      Beeper to Go - Trade Ins               2,347.00         740.00    1,600.00                  7.00
      Bell South Mobility-Trade Ins             30.00                                30.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                            2,377.00         740.00    1,600.00     30.00        7.00
                                          -----------      ---------   ---------  --------    --------

A/R - Web Page/Hosting
      Decorator Fabrics Inc                    549.00                     549.00
      Lady of America                           50.00          50.00
      Mextone Corporation                          --
      Quick Sign of Miami                      417.50                               417.50
      Sunshine Farm Poultry Inc                150.00                     150.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                            1,166.50          50.00      699.00    417.50        0.00
                                          -----------      ---------   ---------  --------    --------

A/R - Activation
      Bell South Mobility - Activation      65,200.00       3,925.00    7,800.00 14,875.00   38,600.00
      PrimeCo - Activation                  (4,250.00)      1,075.00   10,775.00  3,100.00  (19,200.00)
      Sprint - Activation                   24,780.00       1,995.00    4,165.00  6,860.00   11,760.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                           85,730.00       6,995.00   22,740.00 24,835.00   31,160.00
                                          -----------      ---------   ---------  --------    --------

A/R - Coop Advertising
      Astra - Coop                              72.00                      72.00
      Beeper to Go-Coop                        107.00         107.00
      Casio- Coop                               45.00                      45.00
      Cell Star -Coop                       13,127.00          99.00                945.00   12,083.00
      Ericcson - Coop                          668.00                                           668.00
      Go-Neo Coop                               32.00                      32.00
      Intelidata Coop                           68.00                      68.00
      Lucent Tech-Coop Adv                     176.00                     176.00
      Ora Electronic Coop                      172.00         127.00
      Panasonic Coop                           293.00           1.00      292.00
      Recoton Coop                             282.00          42.00      240.00
      Smart Talk Coop                          640.00                     640.00
      Uniden Coop                              417.00                     417.00
      Vtech Coop Adv                         8,059.00                   2,586.00  3,111.00    2,362.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                           24,158.00         421.00    4,568.00  4,056.00   15,113.00
                                          -----------      ---------   ---------  --------    --------

A/R- Grand Openings
      Bell South Mobility - Mkt Dev         49,999.98                   8,333.32  8,333.33   33,333.33
      Direct TV  Mkt Dev.                      360.00                     360.00
                                          -----------      ---------   ---------  --------    --------
         Subtotal                           50,359.98           0.00    8,693.32  8,333.33   33,333.33
                                          -----------      ---------   ---------  --------    --------

A/R- Market Development
      PrimeCo NSA                           (2,500.00)    (2,500.00)

2CONNECT EXPRESS, INC.
TRADE RECEIVABLES
AS OF 01/31/98

                                              TOTAL       1 TO 30          31 TO 60   61 TO 90      OVER 90
                                              -----       -------          --------   --------      -------

      Lucent NSA                                 (0.28)          (0.28)
      Psion NSA                               2,500.00                                   500.00       2,000.00
      Sprint NSA                             13,500.00                                 3,000.00      10,500.00
                                            ----------      ----------     --------   ---------     ----------
         Subtotal                            13,499.72       (2,500.28)        0.00    3,500.00      12,500.00
                                            ----------      ----------     --------   ---------     ----------
A/R - Rebate
      CellStar Rebate                         2,971,00          249.00     2,362.00      360.00
      Panasonic Rebate                           97.00                        97.00
      Recoton Rebate                            189.30           25.00       144.00                       0.30
                                            ----------      ----------     --------   ---------     ----------
         Subtotal                             3,237.30          274.00     2,603.00      360.00           0.30
                                            ----------      ----------     --------   ---------     ----------

A/R - Residuals
      Bell South Mobility Residuals          33,822.97       28,369.00     2,835.00      320.64       2,298.33
      Icanect Residual                          390.00          105.00        82.00       82.00         121.00
      PrimeCo Residual                        1,106.00          496.00       305.00      305.00
      Trescom Residual                          676.58          161.74       500.00       14.82
      World Comm Residual                       255.83          140.00        50.00       17.33          48.50
                                            ----------      ----------     --------   ---------     ----------
         Subtotal                           36,2251.36       29,271.74     3,772.00      739.79       2,467.83
                                            ==========      ==========     ========   =========     ==========


         Grand Total Accounts Receivable,  $370,295.78      $86,441.23  $134,905.65  $46,432.73    $102,516.17
           net

                                 ATTACHMENT #2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2Connect Express, Inc.   Case Number: 98-20169-BKC-RBR

Reporting period beginning January 12, 1998, and ending January 31, 1998.

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date       Days
Incurred  Outstanding   Vendor   Description                         Amount
--------  -----------   ------   -----------                         ------
         See Attached Schedule: "Period Cutoff Aged AP - Historical Detail Aged by Due Date"












        ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                     $            -
Plus: New Indebtedness Incurred This Month                         74,757.92
Less: Amount Paid on Prior Accounts Payable                        30,200.98
                                                              --------------
Ending Month Balance                                          $    44,556.94
                                                              ==============

SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):

Secured              Date                Number of Post-      Total Amount of
Creditor/          Payment   Payment   Petition Payments        Post-Petition
 Lessor              Due      Amount      Delinquent         Payments Delinquent
---------          -------   -------   -----------------     -------------------

        None


Date 03/1   1/98 11:34am                2Connect    Express, Inc.                                                    Page      1
02-99-175                   Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date        Rept 03.681
                            Period: 01-98 Aging Date: 01/31/98
Vendor/     Name/           Vendor Status/                                                                    Days Past Due
                                                                                                         1     31   61
                              Doc     Ref    Inv      Inv   Doc   Disc    Due   Pay                      to    to   to  Over
                              Type    Nbr    Nbr      Date  Stat  Date    Date  Date      Current        30    60   90   90  Balance
2000FISHMA Marc Fishman      O   VO   004251 01309   1/30/98 A   1/30/98 1/30/98 1/30/98         -  529.56     -    -    -    529.56
                                                                            Vendor Total         -  529.56     -    -    -    529.56
2000FOWLER Billy Fowler      O   VO   004254 01319   1/31/98 A   1/31/98 1/31/98 1/31/98    334.39       -     -    -    -    334.39
                                                                            Vendor Total    334.39       -     -    -    -    334.39
2000GRANDY John Grandy       O   VO   004249 01319   1/31/98 A   1/31/98 1/31/98 1/31/98    226.84       -     -    -    -    226.84
                                                                            Vendor Total    226.84       -     -    -    -    226.84
2000HICKST Thomas H.
           Hicks             O   VO   004248 02019   1/31/98 A   1/31/98 1/31/98 1/31/98    127.92             -    -    -    127.92
                                                                            Vendor Total    127.92             -    -    -    127.92
2000SMITHD Don Smith         O   VO   004250 01309   1/30/98 A   1/30/98 1/30/98 1/30/98         -    13.5     -    -    -      13.5
                                                                            Vendor Total         -    13.5     -    -    -      13.5
2002STARRS Stuart Starr      O   VO   004252 01309   1/30/98 A   1/30/98 1/30/98 1/30/98         -      39     -    -    -        39
                                                                            Vendor Total         -      39     -    -    -        39
2004PARKST Steven H.
           Park              O   VO   004253 01319   1/31/98 A   1/31/98 1/31/98  1/31/98   104.69       -     -    -    -    104.69
                                                                            Vendor Total    104.69       -     -    -    -    104.69
3001BROWNI William
           Browning          O   VO   004267 01209   1/20/98 A   1/20/98 1/20/98  1/20/98        -  296.79     -    -    -    296.79
                                                                            Vendor Total         -  296.79     -    -    -    296.79
3001CALLAC Anne
           Callace           O   VO   004271 01219   1/21/98 A   1/21/98 1/21/98  1/21/98        -      53     -    -    -       53
                                                                            Vendor Total         -      53     -    -    -       53
3001CRESSW Nancy
           Cresswell         O   VO   004266 01209   1/20/98 A   1/20/98 1/20/98  1/20/98        -   39.97     -    -    -    39.97
                                                                            Vendor Total         -   39.97     -    -    -    39.97
3001GLM    GLM, Inc.         O   VO   004269 01219   1/21/98 A   1/21/98 1/21/98  1/21/98        -  105.99     -    -    -   105.99
                                                                            Vendor Total         -  105.99     -    -    -   105.99
3001HILZEN Sean Hilzen       O   VO   004265 01209   1/20/98 A   1/20/98 1/20/98  1/20/98        -  211.99     -    -    -   211.99
                                                                            Vendor Total         -  211.99     -    -    -   211.99
3001HOPPRO Robert Hopp       O   VO   004272 01259   1/25/98 A   1/25/98 1/25/98  1/25/98        -   63.59     -    -    -    63.59
                                                                            Vendor Total         -   63.59     -    -    -    63.59
3001KLOSKY Justin
           Klosky            O   VO   004270 01209   1/20/98 A   1/20/98 1/20/98  1/20/98        -  190.79     -    -    -   190.79
                                                                            Vendor Total         -  190.79     -    -    -   190.79
3001RUBENS Martin
           Rubenstein        O   VO   004274 01319   1/31/98 A   1/31/98 1/31/98  1/31/98     21.2       -     -    -    -    21.2
                                                                            Vendor Total      21.2       -     -    -    -    21.2
3001SHOWAH Kathy
           Showah            O   VO   004273 01279   1/27/98 A   1/27/981/27/98  1/27/98         -   84.79     -    -    -    84.79
                                                                            Vendor Total         -   84.79     -    -    -    84.79
3001VIOLAN George A.
           Violante          O   VO   004268 01239   1/23/98 A   1/23/98 1/23/98  1/23/98        -  158.99     -    -    -   158.99
                                                                            Vendor Total         -  158.99     -    -    -   158.99
3001ZUNIGA Rebecca
           Zuniga            O   VO   004264 01209   1/20/98 A   1/20/98 1/20/98  1/20/98        -  105.99     -    -    -   105.99
                                                                            Vendor Total         -  105.99     -    -    -   105.99
3004BELLJO John Bell         O   VO   004275 01299   1/29/98 A   1/29/98 1/29/98  1/29/98        -  158.99     -    -    -   158.99
                                                                            Vendor Total         -  158.99     -    -    -   158.99
3004JACOBS Binoy
           Jacobs            O   VO   004276 01309   1/30/98 A   1/30/98 1/30/98  1/30/98        -  165.34     -    -    -   165.34
                                                                            Vendor Total         -  165.34     -    -    -   165.34
3007DELBUO Vincent
           Delbuono          O   VO   004262 01299   1/29/98 A   1/29/98 1/29/98  1/29/98        -   21.19     -    -    -    21.19
                                                                             Vendor Total        -   21.19     -    -    -    21.19
3009ALASHE Sheila
           Ala               O   VO   004263 01309   1/30/98 A   1/30/98 1/30/98  1/30/98        -   63.59     -    -    -    63.59
                                                                            Vendor Total         -   63.59     -    -    -    63.59
3009POSTPO Post
           & Post            O   VO   004261 01169   1/16/98 A   1/16/98 1/16/98  1/16/98        -   476.97    -    -    -   476.97
                                                                            Vendor Total         -   476.97    -    -    -   476.97
5000AACORN A Acorn
           Locksmith         O   VO   004027 980113  1/13/98 A   1/13/98 2/12/98  2/12/98   111.3         -    -    -    -    111.3
                             O   VO   04028 980113   1/13/98 A   1/13/98 2/12/98  2/12/98    79.5         -    -    -    -     79.5
                             O   VO   04029 980113   1/13/98 A   1/13/98 2/12/98  2/12/98  135.79         -    -    -    -   135.79
                             O   VO   04030 980113   1/13/98 A   1/13/98 2/12/98  2/12/98  111.83         -    -    -    -   111.83
                             O   VO   04031 980113   1/13/98 A   1/13/98 2/12/98  2/12/98   79.88         -    -    -    -    79.88
                                                                            Vendor Total    518.3         -    -    -    -    518.3



5000ADVANS Advance
  Service Indus.             O   VO   004172 2271    1/12/98 A   1/12/98 1/12/98  1/12/98        -     187.66    -   -   -    187.66
                                                                            Vendor Total         -     187.66    -   -   -    187.66
5000ALMAT F Almat
  Forms &  Sy Inc.           O   VO   004236 2094    1/29/98 A   1/29/98 2/28/98  2/28/98   388.93          -    -   -   -    388.93
                                                                            Vendor Total    388.93          -    -   -   -    388.93
5000AMERIC American
  Stock Trail Co.            O   VO   004315 11125   1/13/98 A   1/13/98 1/13/98  1/13/98        -     322.58    -   -   -    322.58
                                                                            Vendor Total         -     322.58    -   -   -    322.58
5000AQUASP Aqua
  Springs Water              O   VO   004228 10221   1/31/98 A   1/31/98 1/31/98  1/31/98   141.24          -    -   -   -    141.24
                                                                            Vendor Total    141.24          -    -   -   -    141.24
5000BELLMO Bell
  South Mobility             O   VO   004224 95467   1/22/98 A   1/22/98 2/16/98  2/16/98     0.55          -    -   -   -      0.55
                             O   VO   04233 305815   1/28/98 A   1/28/98 2/21/98  2/21/98      0.5          -    -   -   -       0.5
                             O   VO   04234 305815   1/28/98 A   1/28/98 2/21/98  2/21/98     0.72          -    -   -   -      0.72
                                                                            Vendor Total      1.77          -    -   -   -      1.77
5000BOWNE Bowne
  of Atlanta                 O   VO   004223 I98011  1/28/98 A   2/7/98 2/27/98    2/7/98   377.36          -    -   -   -    377.36
                                                                            Vendor Total    377.36          -    -   -   -    377.36
5000DARLIN Darling
  Visual System              O   VO   004173 00366   1/23/98 A   1/23/98 2/22/98  2/22/98    17.08          -    -   -   -     17.08
                             O   VO   04239 3715     1/30/98 A   3/1/98            3/1/98    22.77          -    0   0   0     22.77
                                                                            Vendor Total     39.85          -    -   -   -     39.85
5000DEPEND Dependable
 Courier                     O   VO   004175 429     1/31/98 A   1/31/98 3/2/98    3/2/98     94.5          -    -   -   -      94.5
                             O   VO   04176 430      1/31/98 A   1/31/98 3/2/98    3/2/98      108          -    -   -   -       108
                             O   VO   04177 431      1/31/98 A   1/31/98 3/2/98    3/2/98      135          -    -   -   -       135
                             O   VO   04178 432      1/31/98 A   1/31/98 3/2/98    3/2/98     45.9          -    -   -   -      45.9
                             O   VO   04179 433      1/31/98 A   1/31/98 3/2/98    3/2/98     48.6          -    -   -   -      48.6
                             O   VO   04180 434      1/31/98 A   1/31/98 3/2/98    3/2/98    86.25          -    -   -   -     86.25
                             O   VO   04181 435      1/31/98 A   1/31/98 3/2/98    3/2/98   236.05          -    -   -   -    236.05
                             O   VO   04199 414      1/31/98 A   1/31/98 3/2/98    3/2/98       27          -    -   -   -        27
                             O   VO   04200 415      1/31/98 A   1/31/98 3/2/98    3/2/98       54          -    -   -   -        54
                             O   VO   04201 417      1/31/98 A   1/31/98 3/2/98    3/2/98     67.5          -    -   -   -      67.5
                             O   VO   04202 420      1/31/98 A   1/31/98 3/2/98    3/2/98    36.45          -    -   -   -     36.45
                             O   VO   04203 422      1/31/98 A   1/31/98 3/2/98    3/2/98     16.2          -    -   -   -      16.2
                                                                            Vendor Total    955.45          -    -   -   -    955.45
5000FEDEX Federal
 Express Co.                 O   VO   004102 44059   1/23/98 A   1/23/98 2/7/98    2/7/98      168          -    -   -   -       168
                             O   VO   04108 121965   1/20/98 A   1/20/98 2/4/98    2/4/98    103.5          -    -   -   -     103.5
                             O   VO   04235 441300   1/30/98 A   1/30/98 2/14/98  2/14/98    59.45          -    -   -   -     59.45
                                                                            Vendor Total    330.95          -    -   -   -    330.95
5000IRAKEO IRA/KEOGH
  Service                     O   VO   004169 Co-20   1/18/98 A   1/18/98 1/28/98  1/28/98       -      52.92    -   -   -     52.92
                                                                            Vendor Total         -      52.92    -   -   -     52.92
5000LDDSWO LDDS
 Worldcom                    O   VO   004208 17783   1/15/98 A   2/4/98   2/4/98   2/4/98       15          -    -   -   -        15
                             O   VO   04278 179496   1/22/98 A   2/11/98 2/11/98  2/11/98    54.28          -    -   -   -     54.28
                             O   VO   04279 180105   1/26/98 A   2/15/98 2/15/98  2/15/98    96.18          -    -   -   -     96.18
                                                                            Vendor Total    165.46          -    -   -   -    165.46
5000NEXTEL Nextel            O   VO   004222 5191    1/26/98 A   1/26/98 2/10/98  2/10/98     6.61          -    -   -   -      6.61
                                                                            Vendor Total      6.61          -    -   -   -      6.61
5000SOUTHB South
 Beach Capital               O   VO   004312 02049    2/4/98 A    2/4/98  2/4/98   2/4/98   136.56          -    -   -   -    136.56
                                                                            Vendor Total    136.56          -    -   -   -    136.56
5000TELECH Telecheck         O   VO   004319 B8032   1/31/98 H   1/31/98 2/19/98  2/19/98   628.06          -    -   -   -    628.06
                                                                            Vendor Total    628.06          -    -   -   -    628.06
5000UPS United
 Parcel Service              O   VO   004229 60412   1/31/98 A   1/31/98  2/7/98  1/31/98       10          -    -   -   -        10
                             O   VO   04277 000X60    2/7/98 A    2/7/98 2/14/98  2/14/98   662.14          -    -   -   -    662.14
                                                                            Vendor Total    672.14          -    -   -   -    672.14
5500ALLSE R All
 Service Refuse              O   VO   004092 HB011   1/19/98 A   1/19/98 1/19/98  1/19/98        -       8.63    -   -   -      8.63
                                                                            Vendor Total         -       8.63    -   -   -      8.63
5500FPL Florida
 Power & Light               O   VO   004093 56101-  1/21/98 A   3/11/98 3/11/98   3/6/98      645          -    -   -   -       645
                             O   VO   04104 52512-3  1/23/98 A   1/23/98 2/13/98   2/13/9   206.66          -    -   -   -    206.66
                             O   VO   04105 35031-3  1/20/98 A   1/20/98 2/10/98   2/10/9   131.26          -    -   -   -    131.26
                             O   VO   04185 46289-3  1/26/98 A   1/26/98 2/16/98   2/16/9    61.25          -    -   -   -     61.25
                                                                            Vendor Total  1,044.17          -    -   -   -  1,044.17
5500HOLLYW  City
 of Hollywood Ulty           O   VO   004211 80887   1/27/98 A   1/27/98  2/6/98   2/6/98    63.34          -    -   -   -     63.34
                                                                            Vendor Total     63.34          -    -   -   -     63.34



5C000CGI CGI-Ft.
 Lauderdale               O   VO   004282 30627   1/28/98 A   1/28/98 2/12/98  2/12/98      340.1         -    -   -    -     340.1
                                                                         Vendor Total       340.1         -    -   -    -     340.1
6000SAXONS Saxon
 Business System          O   VO   004231 38599   1/16/98 A   1/16/98 1/26/98  1/26/98                24.22    -   -    -     24.22
                          O   VO   04232 26257A   1/30/98 A   1/30/98  2/9/98   2/9/98      47.08         -    -   -    -     47.08
                                                                         Vendor Total       47.08     24.22    -   -    -      71.3
6500KAHNCA Kahn
           Carlin         O   VO   004257 14787   1/13/98 A   1/13/98  2/9/98   2/9/98   4,666.62         -    -   -    -  4,666.62
                                                                         Vendor Total    4,666.62         -    -   -    -  4,666.62
7000CELLST CellStar       O   VO   004010 20019   1/16/98 A   1/16/98 2/15/98  2/15/98      670.5         -    -   -    -     670.5
                          O   VO   04166 201201   1/30/98 A   1/30/98  3/1/98   3/1/98   1,080.38         -    -   -    -  1,080.38
                                                                         Vendor Total    1,750.88         -    -   -    -  1,750.88
7000DIRECT Direct
 Wireless                 O   VO   004164 910     1/27/98 A   1/27/98 2/26/98  2/26/98       82.3         -    -   -    -      82.3
                                                                         Vendor Total        82.3         -    -   -    -      82.3
7000INGRAM Ingram
 Periodicals              O   VO   004033 25206   1/14/98 A   1/14/98 2/28/98  2/28/98      10.47         -    -   -    -     10.47
                          O   VO   04034 252064   1/14/98 A   1/14/98 2/28/98  2/28/98      10.47         -    -   -    -     10.47
                          O   VO   04118 252684   1/21/98 A   1/21/98 2/28/98  2/28/98      44.18         -    -   -    -     44.18
                          O   VO   04119 252684   1/21/98 A   1/21/98 2/28/98  2/28/98      13.97         -    -   -    -     13.97
                          O   VO   04120 252684   1/21/98 A   1/21/98 2/28/98  2/28/98      44.18         -    -   -    -     44.18
                          O   VO   04121 252684   1/21/98 A   1/21/98 2/28/98  2/28/98      13.97         -    -   -    -     13.97
                                                                         Vendor Total      137.24         -    -   -    -    137.24
7000ORAELE Ora
 Electronics              O   VO   004127 97332   1/12/98 A   2/11/98 2/11/98  2/11/98   8,587.41         -    -   -    -  8,587.41
                                                                         Vendor Total    8,587.41         -    -   -    -  8,587.41
7000PRIMEC PrimeCo        O   VO   004124 19578   1/15/98 A   1/15/98 2/14/98  2/14/98      355.2         -    -   -    -     355.2
                          O   VO   04125 19710    1/15/98 A   1/15/98 2/14/98  2/14/98   2,235.00         -    -   -    -  2,235.00
                          O   VO   04126 20114    1/21/98 A   1/21/98 2/20/98  2/20/98   7,468.75         -    -   -    -  7,468.75
                          O   AD   04168 011998   1/19/98 A   1/19/98          1/19/98          -    570.25    -   -    -  2,570.25
                                                                         Vendor Total   10,058.95    570.25    -   -    -  7,488.70
7000RECOTO Recoton        O   VO   004011 01710   1/16/98 A   1/16/98 3/17/98  3/17/98       17.6         -    -   -    -      17.6
                                                                         Vendor Total        17.6         -    -   -    -      17.6
7000SPRINT Sprint PCS     O   VO   004123 WBE-0   1/21/98 A   1/21/98 2/20/98  2/20/98   2,052.00         -    -   -    -  2,052.00
                                                                         Vendor Total    2,052.00         -    -   -    -  2,052.00
7200ICANEC ICanect        H   VO   004183 01319   1/31/98 A   1/31/98  3/2/98   3/2/98     269.34         -    -   -    -    269.34
                                                                         Vendor Total      269.34         -    -   -    -    269.34
7200INTER  N Network
 Solutions                O   VO   004313 42656   1/22/98 A   1/22/98  3/1/98   3/1/98        100         -    -   -    -       100
                                                                         Vendor Total         100         -    -   -    -       100
7200NATION National
 Electrorant              O   VO   004182 01319   1/31/98 A   1/31/98 1/31/98  1/31/98      367.1         -    -   -    -     367.1
                                                                         Vendor Total       367.1         -    -   -    -     367.1
7500ARCODI Arco
 Distributors             O   VO   004225 56480   1/28/98 A   1/28/98 1/28/98  1/28/98          -    652.17    -   -    -    652.17
                                                                         Vendor Total           -    652.17    -   -    -    652.17
7500TELEDA TeleData
 Concept                  O   VO   004311 6408    1/30/98 A   1/30/98 1/30/98  1/30/98          -  4,000.00    -   -    -  4,000.00
                                                                         Vendor Total           -         -    -   -    -  4,000.00
90003COM 3Com Credit
 Corp                     O   VO   004059 98481   1/12/98 A   1/12/98 1/12/98  1/12/98          -  2,564.43    -   -    -  2,564.43
                                   04061 987940   1/12/98 A   1/12/98 1/12/98  1/12/98          -    134.19    -   -    -    134.19
                                   04063 984814   1/12/98 A   1/12/98 1/12/98  1/12/98          -    155.46    -   -    -  1,155.46
                                   04065 987975   1/12/98 A   1/12/98 1/12/98  1/12/98          -    119.89    -   -    -    119.89
                                   04067 998901   1/13/98 A   1/13/98 1/13/98  1/13/98          -    203.31    -   -    -    203.31
                                   04070 998905   1/13/98 A   1/13/98 1/13/98  1/13/98          -    359.85    -   -    -    359.85
                                                                         Vendor Total           -    537.13    -   -    -  4,537.13
9000BAYTE C Bay
 Tech Investment          O   VO   004286 01019    1/1/98 A    1/1/98  1/1/98   1/1/98          -     962.5    -   -    -     962.5
                          O   VO   04287 013198   1/31/98     1/31/98 1/31/98  1/31/98   2,604.86         -    -   -    -  2,604.86
                          O   AD   04320 013198   1/31/98     1/31/98          1/31/98   3,567.36         -    -   -    -  3,567.36
                                                                         Vendor Total       962.5     962.5    -   -    -         -
9000CITGRO Sensormatic/
CIT Group                 O   AD   004285 10155   1/18/98 A   1/18/98          1/18/98          -       250    -   -    -       250
                                                                         Vendor Total           -       250    -   -    -       250
9500DADECO Dade
  County Clerk            O   VO   004205 41611   1/13/98 A   1/13/98 1/13/98  1/13/98          -        50    -   -    -        50
                                                                         Vendor Total           -        50    -   -    -        50
                                                                         Report Total    33,799.35   757.59    -   -    - 44,556.94


                                 ATTACHMENT #3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:   2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR
Reporting Period Beginning January 12, 1998 and Ending January 31, 1998

 INVENTORY REPORT

Inventory Balance at Petition Date:                             $    2,191,354
                                                                ==============
Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)              $    2,191,354
  Inventory Purchased During Month (Period)                             43,326
  Inventory Used or Sold:                                              (78,806)
  Less Inventory adjustments to Physical
   Inventory at 1-31-98                                               (160,604)
                                                                --------------
  Inventory On-Hand at End of Month(Period)                     $    1,995,270
                                                                ==============
Method of Costing:   ----------------------- Last Cost
                                             -----------



                               FIXED ASSET REPORT
-------------------------------------------------------------------------------

Fixed Assets Fair Market Value at Petition Date:         $    2,038,164 NBV
(includes Property, Plant and Equipment)

Brief Description (First Report Only): Fixed Assets include Computer
  Equipment/Software, Office Equipment, Fixtures, and Leasehold Improvements. A detailed list was provided as of January 12, 1998 petition filing date.

Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month (Period):        $    2,038,164
  Less: Depreciation Expense for Period:                               (28,637)
  Plus: New Purchases/Additions:                                            -
  Less: Assets written off due to store closings (see
        note below)                                                   (558,950)
                                                                --------------
  Ending Month(Period) Balance:                                 $    1,450,577
                                                                ==============

Brief Description of Fixed Assets Purchased or Disposed of During the Reporting
  Period: Assets written off due to store closings included the net book value of computer equipment, office equipment, fixtures, and leasehold improvements when these assets were abandoned or taken out of service. Some assets were sold in February and any proceeds will be included in the February report.

                                     ATTACHMENT #4

                        MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc.      Case Number:  98-20169-BKC-RBR
Reporting Period Beginning January 12, 1998 and Ending January 31, 1998

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank       BRANCH: Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:         2090002563870
PURPOSE OF ACCOUNT:     Post Petition Operating Account

Beginning Balance                         $             -
Total of Deposits Made (see note below)        567,515.43
Total Amount of Checks Written (see
  note below)                                  326,109.74
Service Charges                                         -
                                          ---------------
Closing Balance                           $    241,405.69
                                          ===============
Number of 1st Check Written This Period:                               012290
Number of Last Check Written This Period:                              012356
                                                                    ---------
Total Number of Checks Written or voided This Period:                      66
                                                                    =========
Total Number of Checks issued This Period:                                 59
                                                                    =========

Note - Deposits and Checks include daily "Sweep" transfers from store depository sub-accounts (zero balance accounts) to concentration account.





                        INVESTMENT ACCOUNTS

Type of Negotiable          Face                  Purchase        Date of
  Instrument                Value                  Price          Purchase
------------------         -------                --------        --------

    None

                                ATTACHMENT #4

                        MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc. Case Number:  98-20169-BKC-RBR
Reporting Period Beginning January 12, 1998 and Ending January 31, 1998

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank      BRANCH: Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. Operating Account
ACCOUNT NUMBER:         2090002373633
PURPOSE OF ACCOUNT:     Pre Petition Operating Account


Beginning Balance                  173,484.50
Total of Deposits Made              70,805.04
Total Amount of Checks Written    (269,799.28)     See Note regarding bank activity
Service Charges                     (1,165.01)
Closing Balance                    (26,674.75)     Represents outstanding checks to be voided
                                                   and added to vendor liabilities in February.

Note - Account activity was due to automatic transfers from Zero Balance accounts used for daily store sales deposits and for funding payroll during the period from 1-12 to 1-20, at which time the bank finally implemented our instructions to close the accounts and use the new post petition accounts.

Number of 1st Check Written This Period:                       None
Number of Last Check Written This Period:                      None
Total Number of Checks Written This Period:                    None


                        INVESTMENT ACCOUNTS

Type of Negotiable       Face              Purchase        Date of
  Instrument             Value              Price          Purchase
------------------       -----             --------        --------
        None

                                ATTACHMENT #4

                        MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc. Case Number:  98-20169-BKC-RBR
Reporting Period Beginning January 12, 1998 and Ending January 31, 1998

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank       BRANCH: Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:         2090002563883
PURPOSE OF ACCOUNT:     Post Petition Payroll Account


Beginning Balance                          -
Total of Deposits Made             39,858.76
Total Amount of Checks Written    (42,623.34)
Service Charges                            -
                                  -----------
Closing Balance                    (2,764.58)    Since this is a Zero Balance account, the
                                  ===========     ending negative balance represents
                                                  outstanding checks.



Number of 1st Check Written This Period:                    1519
Number of Last Check Written This Period:                   1588
                                                            ----
Total Number of Checks Written This Period:                   69
                                                            ====


                        INVESTMENT ACCOUNTS

Type of Negotiable       Face            Purchase         Date of
  Instrument             Value             Price          Purchase
-------------------      ------          --------         ---------

        None

                                ATTACHMENT #4

                        MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc. Case Number:  98-20169-BKC-RBR
Reporting Period Beginning January 12, 1998 and Ending January 31, 1998

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank       BRANCH: Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. Payroll Account
ACCOUNT NUMBER:         2090002373646
PURPOSE OF ACCOUNT:     Pre Petition Payroll Account


Beginning Balance                  (66,770.02)
Total of Deposits Made              59,292.02
Total Amount of Checks Written       4,855.45     Represents 3 checks from pre-petition being voided
Service Charges                             -     and a tax refund due from ADP.
                                  -----------
Closing Balance                     (2,622.55)    Represents outstanding checks to be voided
                                  ===========     and added to employee creditor liabilities in February.



Number of 1st Check Written This Period:                     None
Number of Last Check Written This Period:                    None
Total Number of Checks Written This Period:                  None


                        INVESTMENT ACCOUNTS

Type of Negotiable       Face             Purchase        Date of
  Instrument             Value             Price          Purchase
-------------------      ------           --------        --------

        None

                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor:    2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR

Reporting Period Beginning:  January 12, 1998 and Ending:   January 31, 1998

Name of Bank: First Union National Bank       Branch: Commercial Banking Broward

Account Name:   2Connect Express, Inc. Operating Account
Account Number: 2090002373633
Purpose of Account: Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.


                                                                                Cumulative
  Date       Ck #        Payee                 Purpose             Amount        Amount
  ----       ----        -----                 -------             ------       ----------
 1/12/98    011954  Paul Simonson             Void Check              (1.82)        (1.82)
 1/13/98    Debit   AA Service Charge         Bank Charges         1,165.01      1,163.19
 1/13/98    Debit   Leon Katz                 Bank Correction     34,376.00     35,539.19
 1/22/98    Debit   Telecheck                 Credit Card Charges  2,680.02     38,219.21
                    Total                                                       38,219.21


                                    ATTACHMENT #5

                                    CHECK REGISTER

Name of Debtor:   2Connect Express, Inc.         Case Number:   98-20169-BKC-RBR

Reporting Period Beginning:   January 12, 1998 and Ending:   January 31, 1998

Name of Bank: First Union National Bank      Branch: Commercial Banking Broward

Account Name:   2Connect Express, Inc. Payroll Account
Account Number: 2090002373646
Purpose of Account: Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.


                                                                                          Cumulative
  Date              Check#               Payee              Purpose           Amount         Amount
  ----              ------               -----              -------           ------      -----------
 1/23/98          1448               Employee Payroll     Void Checks          (397.03)     (397.03)
 1/23/98          1469               Employee Payroll     Void Checks          (100.46)     (497.49)
 1/23/98          1424               Employee Payroll     Void Checks          (444.00)     (941.49)
 1/12/98 Deposit                     ADP Taxes            Tax Refund         (3,913.96)   (4,855.45)
                                         Total                                            (4,855.45)

                                ATTACHMENT #5

                                CHECK REGISTER

Name of Debtor:   2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR

Reporting Period Beginning:  January 12, 1998 and Ending:   January 31, 1998

Name of Bank: First Union National Bank  Branch: Commercial Banking Broward

Account Name:   2Connect Express, Inc. DIP Operating Account
Account Number: 2090002563870
Purpose of Account: Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.


                                                                                   Cumulative
  Date    Check#  Payee                           Purpose               Amount       Amount
  ----    ------  -----                           -------              -------     -----------
 1/20/98  012290  Cash-2Connect                   Gift Certificate     1,400.00      1,400.00
 1/21/98  012291  Roy Fuller                      Cellular Install        80.00      1,480.00
 1/26/98  012300  0006STORE0                      Petty Cash                 --      1,480.00
 1/26/98  012301  0008STORE0                      Petty Cash                 --      1,480.00
 1/26/98  012302  0011STORE0                      Petty Cash                 --      1,480.00
 1/26/98  012303  Coral Square Mall               Petty Cash              35.58      1,515.58
 1/26/98  012304  Phillip Appleton                Refund                             1,515.58
 1/26/98  012305  Stacy Braun                     Refund                 360.38      1,875.96
 1/26/98  012306  James Connally                  Refund                 180.19      2,056.15
 1/26/98  012307  Marie Gagnon                    Refund                 519.38      2,575.53
 1/26/98  012308  Mohamed Khan                    Refund                 158.99      2,734.52
 1/26/98  012309  Maria Mandaro                   Refund                 105.99      2,840.51
 1/26/98  012310  Pauline Romano                  Refund                 211.99      3,052.50
 1/26/98  012311  Randal H. Silbiger              Refund                  74.19      3,126.69
 1/26/98  012312  Felipe Sanchez                  Refund                  11.66      3,138.35
 1/26/98  012313  Malcolm Martin                  Refund                  63.89      3,202.24
 1/26/98  012314  Dinga Todd                      Refund                 296.78      3,499.02
 1/26/98  012315  Peter Petinakis                 Refund                 137.79      3,636.81
 1/26/98  012316  BellSouth Mobility              Customer Refund        189.74      3,826.55
 1/26/98  012317  Primeco                         Customer Refund        282.50      4,109.05
 1/26/98  012318  PR Newswire, Inc.               News Releases           70.00      4,179.05
 1/26/98  012319  FAISASSOIC                      Void                        -      4,179.05
 1/26/98  012320  SIMOPAUL                        Void                        -      4,179.05
 1/26/98  012321  BellSouth Mobility              Product                211.00      4,390.05
 1/28/98  Debit   Primeco                         Product             17,550.00     21,940.05
 1/28/98  Debit   Cellstar                        Product              2,500.00     24,440.05
 1/29/98  012322  Chuck Ainsworth                 Expenses               264.25     24,704.30
 1/29/98  012323  Richard Dobrinsky               Expenses                73.75     24,778.05
 1/29/98  012324  Lori Falk                       Expenses               124.06     24,902.11
 1/29/98  012325  Marc Fishman                    Expenses               617.46     25,519.57
 1/29/98  012326  Billy Fowler                    Expenses             1,828.86     27,348.43
 1/29/98  012327  Jason Hersh                     Expenses               149.55     27,497.98
 1/29/98  012328  Thomas H. Hicks                 Expenses             1,449.28     28,947.26
 1/29/98  012329  Kevin Killoran                  Expenses               130.26     29,077.52
 1/29/98  012330  Matthew A. Kinsey               Expenses               254.49     29,332.01
 1/29/98  012331  Paul Simonson                   Expenses               160.81     29,492.82
 1/29/98  012332  Steven L. Epstein               Expenses                55.55     29,548.37
 1/29/98  012333  Jillian Whitter                 Expenses                27.00     29,575.37
 1/29/98  012334  Lucila Lugo                     Refund                 234.29     29,809.66
 1/29/98  012335  Miguel Pastrana                 Expenses                27.00     29,836.66


 1/29/98  012336  Stuart Starr                    Expenses                24.00     29,860.66
 1/29/98  012337  Kerin Killoran                  Expenses                99.10     29,959.76
 1/29/98  012338  Todd Dinga                      Refund                 137.79     30,097.55
 1/29/98  012339  Blake Nichols                   Refund                 211.99     30,309.54
 1/29/98  012340  Dadeland Station Assoc. Ltd.    Rent                 2,512.12     32,821.66
 1/29/98  012341  Columbia BBB/Westchester        Rent                   634.98     33,456.64
 1/29/98  012342  Spiward, Inc.                   Rent                 3,129.77     36,586.41
 1/29/98  012343  Airpark Plaza, Ltd.             Rent                   491.13     37,077.54
 1/29/98  012344  Town Center Cobb                Rent                   882.39     37,959.93
 1/29/98  012345  Gateyway FL. Properties         Rent                 4,308.40     42,268.33
 1/29/98  012346  Town Square Association         Rent                   556.98     42,825.31
 1/29/98  012347  Tri-County Plaza Assoc. Ltd.    Rent                 3,967.74     46,793.05
 1/29/98  012348  Michael Swerdlow Companies      Rent                   641.10     47,434.15
 1/29/98  012349  PR Newswire, Inc.               News Releases           77.00     47,504.15
 1/29/98  012350  Vision Computers                Software               340.00     47,844.15
 1/29/98  012351  Washington Inventory Service    Inventory Count      1,500.00     49,344.15
 1/29/98  012352  Coral Springs Improvement Dist  Utilities                1.35     49,345.50
 1/29/98  012353  Florida Power & Light           Utilities              165.92     49,511.42
 1/29/98  012354  Sun Belt Technologies           Supplies               206.70     49,718.12
 1/29/98  012355  Coral Springs Printing          Supplies                11.66     49,729.78
 1/30/98  012356  South Florida Business Journal  Advertising            350.00     50,079.78
                                                                                    50,079.78

                                ATTACHMENT #5

                                CHECK REGISTER

Name of Debtor:   2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR

Reporting Period Beginning:   January 12, 1998 and Ending:   January 31, 1998

Name of Bank: First Union National Bank  Branch: Commercial Banking Broward

Account Name:   2Connect Express, Inc. DIP Payroll Account
Account Number: 2090002563883
Purpose of Account: Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.


                                                                               Cumulative
  Date    Check#  Payee                           Purpose            Amount       Amount
  ----    ------  -----                           -------          -------     -----------
 1/23/98 Debit  PPE 1/18/98 ADP Fees            Payroll Fees          84.43        84.43
 1/23/98 Debit  PPE 1/18/98 ADP Taxes           Payroll Taxes     12,009.29    12,093.72
 1/23/98  1519  Fishman, Marc                   Net Pay            1,224.88    13,318.60
 1/23/98  1520  Hicks, Thomas                   Net Pay            2,187.97    15,506.57
 1/23/98  1521  Jones, Allan                    Net Pay              397.81    15,904.38
 1/23/98  1522  Peck, Adam                      Net Pay              486.65    16,391.03
 1/23/98  1523  Falk, Lori                      Net Pay              279.12    16,670.15
 1/23/98  1524  Killoran, Kevin                 Net Pay              815.39    17,485.54
 1/23/98  1525  Wainwright, Illeana             Net Pay            1,123.37    18,608.91
 1/23/98  1526  Ainsworth, Charles              Net Pay              875.56    19,484.47
 1/23/98  1527  Fowler, Billy                   Net Pay            1,291.42    20,775.89
 1/23/98  1528  Hersh, Jason                    Net Pay              312.27    21,088.16
 1/23/98  1529  Koegler, Lizelie                Net Pay              361.44    21,449.60
 1/23/98  1530  Woods, Robert                   Net Pay              641.90    22,091.50
 1/23/98  1531  Bolden, Maria                   Net Pay              374.95    22,466.45
 1/23/98  1532  Dobrinsky, Richard              Net Pay              829.93    23,296.38
 1/23/98  1533  Kinsey, Jeanine                 Net Pay              371.64    23,668.02
 1/23/98  1534  Simonson, Paul                  Net Pay              686.52    24,354.54
 1/23/98  1535  Hernandez, Zara                 Net Pay              324.75    24,679.29
 1/23/98  1536  Kinsey, Matthew                 Net Pay              615.89    25,295.18
 1/23/98  1537  Silverman, Daniel               Net Pay              640.05    25,935.23
 1/23/98  1538  Smith, Donald                   Net Pay              831.94    26,767.17
 1/23/98  1539  Lively, Marie                   Net Pay              117.72    26,884.89
 1/23/98  1540  Cohen, George                   Net Pay              368.32    27,253.21
 1/23/98  1541  Epstein, Steven                 Net Pay              591.28    27,844.49
 1/23/98  1542  Cowan, Robert                   Net Pay              147.13    27,991.62
 1/23/98  1543  Patierno, Joe                   Net Pay              266.70    28,258.32
 1/23/98  1544  Pettineo, John                  Net Pay              282.16    28,540.48
 1/23/98  1545  Whitten, Jillian                Net Pay              281.08    28,821.56
 1/23/98  1546  Ruggiero, Lisette               Net Pay              275.69    29,097.25


 1/23/98  1547  Starr, Stuart                   Net Pay              493.35    29,590.60
 1/23/98  1548  Brito, Juan                     Net Pay              129.66    29,720.26
 1/23/98  1549  Pastrana, Miguel                Net Pay              240.10    29,960.36
 1/23/98  1550  Pavetti, Carlos                 Net Pay              116.23    30,076.59
 1/23/98  1551  Rutter, Kenneth                 Net Pay              844.77    30,921.36
 1/23/98  1552  Carpenter, Jerome               Net Pay              512.97    31,434.33
 1/23/98  1553  Hines, Giovanni                 Net Pay              268.23    31,702.56
 1/23/98  1554  Acosta, Miguel                  Net Pay               27.71    31,730.27
 1/23/98  1555  Rodriguez, Isvel                Net Pay              104.77    31,835.04
 1/23/98  1556  Park, Steven                    Net Pay              570.39    32,405.43
 1/23/98  1557  Sordelet, Claude                Net Pay              331.78    32,737.21
 1/23/98  1558  Bruno, Robert                   Net Pay              178.07    32,915.28
 1/23/98  1559  Killoran, Kerin                 Net Pay              258.17    33,173.45
 1/23/98  1560  Yacobozzi, Anthony              Net Pay              259.31    33,432.76
 1/23/98  1561  Cullen, Jennifer                Net Pay              416.67    33,849.43
 1/23/98  1562  Gonzalez, Carlos                Net Pay              372.19    34,221.62
 1/23/98  1563  Lindsay, Gregg                  Net Pay              366.45    34,588.07
 1/23/98  1564  Cattani, Almo                   Net Pay              327.38    34,915.45
 1/23/98  1565  Leon, Ismail                    Net Pay              187.85    35,103.30
 1/23/98  1566  Markowitz, Kevin                Net Pay               48.02    35,151.32
 1/23/98  1567  Morales, Juan                   Net Pay              336.73    35,488.05
 1/23/98  1568  Alessandri, Patrick             Net Pay              157.78    35,645.83
 1/23/98  1569  Farmington, Aaron               Net Pay              253.77    35,899.60
 1/23/98  1570  Grandy, John                    Net Pay              655.62    36,555.22
 1/23/98  1571  Miller, Larry                   Net Pay              439.71    36,994.93
 1/23/98  1572  Fenton Boykin, Wanda            Net Pay              116.81    37,111.74
 1/23/98  1573  Halloway, Chadrick              Net Pay               96.14    37,207.88
 1/23/98  1574  Lossia, Karen                   Net Pay              434.98    37,642.86
 1/23/98  1575  Tovar, Anthony                  Net Pay              628.04    38,270.90
 1/23/98  1576  Gardner, William                Net Pay              234.96    38,505.86
 1/23/98  1577  Manazanera, Nadine              Net Pay               95.20    38,601.06
 1/23/98  1578  Sicuro, Alejandro               Net Pay              275.33    38,876.39
 1/23/98  1579  Fogelman, Steve                 Net Pay              546.68    39,423.07
 1/23/98  1580  Bryan, Melanie                  Net Pay              528.99    39,952.06
 1/23/98  1581  Gomez, Gabriel                  Net Pay              334.89    40,286.95
 1/23/98  1582  Castellanos, Lena               Net Pay              271.60    40,558.55
 1/23/98  1583  Grundleger, Brian               Net Pay              353.27    40,911.82
 1/23/98  1584  Brennan, Michael                Net Pay              383.74    41,295.56
 1/23/98  1585  Rothman, Nathan                 Net Pay              564.09    41,859.65
 1/23/98  1586  Avarez, Rubin                   Net Pay              231.15    42,090.80
 1/23/98  1587  Jackson, Dennis                 Net Pay                0.33    42,091.13
 1/23/98  1588  Silverman, Patricia             Net Pay              532.21    42,623.34
                  Total                                                        42,623.34

                                ATTACHMENT #6

                                   MONTHLY TAX REPORT

Name of Debtor:        2Connect Express, Inc. Case Number:     98-20169-BKC-RBR
Reporting Period Beginning:   January 12, 1998 and Ending:   January 31, 1998

                       TAXES PAID DURING THE MONTH(PERIOD)
 Report all post-petition taxes paid directly or deposited into the tax account.


  Date    Bank                    Description                                  Amount
  ----    ----                    -----------                                  ------
 1/12/98  First Union - IRS       Payroll Tax Refund of Prior Year Ove    $     (3,913.96)
 1/23/98  First Union - IRS       Payroll Tax Deposit for PR paid               12,009.29
                                                                          ---------------
                                                                          $      8,095.33
                                                                          ===============








                                TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax rSee Above


   Name of Taxing           Date Pmt
     Authority                Due       Description                                                     Amount
   ---------------          --------    -----------                                                     ------
IRS and Fla Dept of Rev     2/11/98     PR taxes to be deposited by ADP for 1/31 PR paid 2/06/98    $20,401.70
Florida Department of Rev   2/20/98     Consolidated Sales Tax Return for January, 1998             $10,815.14

                                 ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:    2Connect Express, Inc.      Case Number:    98-20169-BKC-RBR

Reporting Period Beginning:   January 12, 1998 and Ending:  January 31, 1998

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.


                                                                                        Amount
Officer or Owner Name                            Title                                   Paid
---------------------                            -----                                  ------
Thomas H. Hicks                                 CEO COO and CFO                         2,884.62
Billy Fowler                                    VP Operations                           1,875.00
Kevin Killoran                                  Secretary                               1,153.85
Marc Fishman                                    Director, Merchandising                 1,846.15






                                PERSONNEL REPORT

                                                         Full Time     Part Time      Total
                                                         ---------     ---------      -----
Number of Employees at Beginning of Period                  64            15            79
Number Hired during Period                                   2             -             2
Number Terminated or Resigned during Period                 22             5            27
                                                           ---           ---           ---
Number of Employees on payroll at end of Period             44            10            54
                                                           ===           ===           ===


                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                           Agent &                         Policy          Type of                         Expiry     Premium
Carrier                    Phone #                         Number          Coverage                          Date     Due Date
-------                    -------                         ------          --------                        -------    --------
Agricultural Excess &     Kahn-Carlin & Company, Inc.     NSP2108136       Directors & Officers Liability  5/9/98      Paid
  Surplus                    Roy Fabry
                             Telephone (954) 767-6066
Reliance Insurance
  Company                Kahn-Carlin & Company, Inc.      QB8615829        Commercial Application,        10/9/98     Monthly
                                                                           Property, General Liability,
                                                                           Business Auto, Garage & Dealers,
                                                                           Crime, Umbrella
Kemper-American
  Motorists Ins.         Kahn-Carlin & Company, Inc.      3BG01594400      Workers Compensation           10/9/98     Monthly
CAN                      Kahn-Carlin & Company, Inc.      0000685C         Employment Related Prac        9/11/98       Paid
Humana, Inc.             Humana, Inc.                     Group #133739    Employee Health and Lif        9/30/98     Monthly
                             Stacey Granger
                             Phone (800) 442-5555

                                ATTACHMENT #8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

 1. Closed 5 stored and rejected store leases.
 2. Rejected Hialiah store lease. This store was slated to open in March, 1998.
 3. Reduced Corporate Office headcount.
 4. Conducted physical inventory in all locations.
 5. Notified all creditors and shareholders of Chapter 11 filings.
 6. Began process to file motions to reject leases, executory contracts, and employment agreements.
 7. Developed Business Plan for purposes of soliciting new investment pursuant to a plan of reorganization.
 8. Identified merchandise categories to exit and discontinue products. Began soliciting bids to sell this inventory.
 9. Began in-store normal year-end clearance sales of discontinued products.
10. Negotiated a debtor-in-possession credit facility with Bay Tech Investments, Inc., and began preparation of a motion for its approval.
11. Consolidated closed stores inventory in a single location and sorted by "item number" in preparation for sales to third parties or shipment to operating stores for retail selling.






               We anticipate filing a Plan of Reorganization and
                       Disclosure Statement on or before:
                      Exclusivity period ends May 12, 1998.